EXHIBIT 99.4

                           QUEST RESOURCE CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                   STATEMENTS


The unaudited pro forma consolidated condensed financial statements of Quest Resource Corporation ("Quest") have been prepared utilizing the historical financial statements of Quest and STP Cherokee, Inc. ("STP"). The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Quest and STP.

The following unaudited pro forma consolidated condensed statements of operations for the year ended May 31, 2002 and for the three months ended August 31, 2002 and the unaudited pro forma consolidated condensed balance sheet as of August 31, 2002 give effect to the acquisition of STP including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statements of operations for the year ended May 31, 2002 and the three months ended August 31, 2002 give effect to the acquisition of STP by Quest as if the acquisition, accounted for as a purchase, had occurred on June 1, 2001 for the year ended May 31, 2002 and June 1, 2002 for the three months ended August 31, 2002. The unaudited pro forma consolidated condensed balance sheet as of August 31, 2002 gives effect to the acquisition as if it had occurred on August 31, 2002. The pro forma financial statements reflect the pre-liminary allocation of the purchase price. The purchase price allocation for STP will be finalized upon the completion of management's review and resolution of the purchase contingencies.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

QUEST RESOURCE CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
________________________________________________________________________________

          ASSETS
          ------
                                                                     Unaudited
                                                                     Pro Forma
                         Historical August 31, 2002    Pro Forma      31-Aug
                            Quest          STP        Adjustments      2002
                         -----------   -----------    ------------  -----------
CURRENT ASSETS
 Cash                    $   209,307   $         -    $          -  $   209,307
 Accounts Receivable         381,464             -               -      381,464
 Notes Receivable                          645,000 (b)    (645,000)           -
 Futures Contracts            14,014             -                       14,014
 Parts & Supplies             96,828       238,577                      335,405
                         -----------   -----------    ------------  -----------

TOTAL CURRENT ASSETS         701,613       883,577        (645,000)     940,190

PROPERTY AND EQUIPMENT, NET  658,097       199,000               -      857,097

PIPELINE ASSETS, NET       4,115,633     2,638,936               -    6,754,569

OIL AND GAS
PROPERTIES, NET            4,059,909     6,239,461 (a)   4,696,015   14,995,385
                         -----------   -----------    ------------  -----------
TOTAL ASSETS             $ 9,535,252   $ 9,960,974    $  4,051,015  $23,547,241
                         ===========   ===========    ============  ===========

          LIABILITIES
          -----------

CURRENT LIABILITIES
 Accounts payable and
  accrued expenses       $   222,062   $ 1,046,014 (a) $   350,000  $ 1,618,076
 Oil & Gas Payable           248,226             -               -      248,226
 Notes payable -
  Current Portion          1,779,140     1,500,000 (b)    (645,000)   2,634,140
 Deferred Income
  Tax Payable                381,824       131,343               -      518,167
                         -----------   -----------    ------------  -----------

TOTAL CURRENT LIABILITIES  2,631,252     2,546,014        (295,000)   4,882,266
                         -----------   -----------    ------------  -----------

NON-CURRENT LIABILITIES
 Convertible Debentures  $   302,000   $         -     $         -  $   302,000
 Notes Payable, Net        1,642,283     6,000,000               -    7,642,283
                         -----------   -----------    ------------  -----------

TOTAL NON-CURRENT
 LIABILITIES               1,944,283     6,000,000               -    7,944,283
                         -----------   -----------    ------------  -----------
TOTAL LIABILITIES          4,575,535     8,546,014        (295,000)  12,826,549
                         ===========   ===========    ============  ===========

          STOCKHOLDERS' EQUITY
          --------------------

STOCKHOLDERS' EQUITY
 Preferred stock                  10             -               -           10
 Common stock                  6,874             - (a)       5,381       12,255
 Additional paid-in-
  capital                  4,730,447     1,278,617 (a)   4,340,634   10,349,698
 Accumulated other
  comprehensive income
  (loss)                      (9,723)            -               -       (9,723)
 Accumulated Earnings        232,109             -               -      232,109
                         -----------   -----------    ------------  -----------

TOTAL STOCKHOLDERS'
  EQUITY                   4,959,717     1,278,617       4,346,015   10,584,349
                         -----------   -----------    ------------  -----------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY   $ 9,535,252   $ 9,960,974     $ 4,051,015  $23,547,241
                         ===========   ===========     ===========  ===========


_______________________________________________________________________________

 See notes to unaudited pro forma consolidated condensed financial statements.

QUEST RESOURCE CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
________________________________________________________________________________


                                   For the Year Ended May 31, 2002
                         ------------------------------------------------------
                                                       Pro Forma      Unaudited
                               Quest       STP       Adjustments     Pro Forma
                         -----------   -----------    ------------  -----------

REVENUE                  $ 4,958,577   $ 1,640,403    $          -  $ 6,598,980

EXPENSES
 Operating                 3,189,504       621,675               -    3,811,179
 Depreciation, depletion,
  amortization               564,494       249,586               -      814,080
 Interest, net               234,606       100,317               -      334,923
 General and administrative  774,148       150,000               -      924,148
                         -----------   -----------    ------------  -----------
TOTAL EXPENSES             4,762,752     1,121,578               -    5,884,330
                         -----------   -----------    ------------  -----------

OPERATING INCOME             195,825       518,825               -      714,650

Provision for income taxes   (72,318)     (195,783)              -     (268,101)
                         -----------   -----------    ------------  -----------
 Net Income              $   123,507   $   323,042    $          -  $   446,549
                         ===========   ===========    ============  ===========

Net Income per common share                                         $      0.04
                                                                    ============

Weighted Average Shares Outstanding                                  11,730,640
                                                                    ============



________________________________________________________________________________

  See notes to unaudited pro forma consolidated condensed financial statements.

QUEST RESOURCE CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
________________________________________________________________________________



                                   For the Three Months Ended August 31, 2002
                         ------------------------------------------------------
                                                       Pro Forma     Unaudited
                            Quest          STP        Adjustments    Pro Forma
                         -----------   -----------    ------------  -----------

REVENUE                  $ 1,311,658   $   460,530    $          -  $ 1,772,188

EXPENSES
 Operating                   840,327       203,309               -    1,043,636
 Depreciation, depletion,
  amortization               133,533       156,352               -      289,885
 Interest, net                44,522       127,843                      172,365
 General and administrative  183,767        52,320               -      236,087
                         -----------   -----------    ------------  -----------
TOTAL EXPENSES             1,202,149       539,823               -    1,741,972
                         -----------   -----------    ------------  -----------
OPERATING INCOME             109,509       (79,292)              -       30,217

Provision for income taxes   (41,325)       27,278               -      (14,047)

                         -----------   -----------    ------------  -----------
 Net Income              $    68,184   $   (52,014)   $          -  $    16,170
                         ============  ===========    ============  ===========

Net Income per common share                                         $      0.00
                                                                    ===========

Weighted Average Shares Outstanding                                  12,096,608
                                                                    ============


________________________________________________________________________________

  See notes to unaudited pro forma consolidated condensed financial statements.

                           QUEST RESOURCE CORPORATION
              NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL
                                   STATEMENTS


Acquisition of STP
------------------

On November 7, 2002, Quest Resource Corporation ("Quest") entered into an agreement to acquire 100% of STP Cherokee, Inc. ("STP") in a stock exchange. As a result, Quest exchanged 5,380,785 shares of its stock for all the issued and outstanding common stock of STP.

The acquisition of STP is subject to final agreements. The fair value of the common stock to be issued by Quest and the fair values of the net assets of STP to be acquired will ultimately be determined as of the date of closing of the transaction. The determinations of fair value have not yet been completed. Therefore, it is likely that the fair values will vary from those shown in the pro forma consolidated condensed financial statements and the differences may be material.

The unaudited pro forma adjustments are as follows:


  a.    To record the acquisition of STP under the purchase method:

        Net assets acquired at fair value:
          Current assets                            $   883,577
          Property and equipment                     13,773,412
          Current liabilities                        (2,546,014)
          Long-term debt                             (6,000,000)
                                                    -----------

                                                    $ 6,110,975

        Consideration comprised of 5,380,785
          common shares of Quest                    $ 5,760,975
        Estimated transaction costs                     350,000
                                                    -----------

                                                    $ 6,110,975
                                                    ===========

  b.    To record elimination of pre-merger Notes Payable by Quest to STP.